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                                   EXHIBIT 5

                              FORM OF APPLICATION


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                                                                      EXHIBIT 5

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
CANADA LIFE                                                                                                   VARIFUND (TM)
INSURANCE COMPANY OF AMERICA                                                                                APPLICATION FOR
P.O. BOX 105662                                                                  FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
ATLANTA, GA 30348-5662                                                (FOR ALL STATES EXCEPT CO, FL, KY, NJ, NY, OH AND PA)
(800) 905-1959
PLEASE PRINT IN BLACK INK
-------------------------------------------------------------    ---------------------------------------------------------------
1. OWNERS (APPLICANTS)                                           2. ANNUITANTS (IF DIFFERENT FROM OWNER)
-------------------------------------------------------------    ---------------------------------------------------------------

Name*                                                            Name*
     --------------------------------------------------------         ----------------------------------------------------------
        First             Middle             Last                        First             Middle             Last

ADDRESS                                                          ADDRESS
       ------------------------------------------------------           --------------------------------------------------------
        Street                                                           Street

   ----------------------------------------------------------       ------------------------------------------------------------
      City                State               Zip                      City                State               Zip

Sex [ ] M  [ ] F  Date of Birth |       |       |      |         Sex [ ] M  [ ] F  Date of Birth |       |       |      |
    [ ] Other                     Month    Day    Year                                             Month    Day    Year

Daytime Phone Number (  )                                           [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                         ------------------------------------          Social Security Number
[ ][ ][ ][ ][ ][ ][ ][ ][ ] OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]       ===============================================================
   Social Security Number            Tax ID Number               CO-ANNUITANT (Optional)

Client Brokerage Acct. # (if applicable)                         Name*
                                        ---------------------         ----------------------------------------------------------
=============================================================            First             Middle             Last
JOINT OWNER (Optional)
                                                                 Sex [ ] M  [ ] F  Date of Birth |       |       |      |
Name*                                                                                              Month    Day    Year
     --------------------------------------------------------
        First             Middle             Last                [ ][ ][ ][ ][ ][ ][ ][ ][ ]
                                                                    Social Security Number
Sex [ ] M  [ ] F  Date of Birth |       |       |      |
    [ ] Other                     Month    Day    Year           ---------------------------------------------------------------
                                                                 4. MY INVESTMENT
[ ][ ][ ][ ][ ][ ][ ][ ][ ] OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]       ---------------------------------------------------------------
   Social Security Number            Tax ID Number               Allocate payment with application of $ ______ as indicated
                                                                 below (MUST TOTAL 100%):
-------------------------------------------------------------
3. BENEFICIARIES                                                 __% International Equity 10/30 __% Seligman Comm & Info      50/70
-------------------------------------------------------------    __% Money Market         11/31 __% Seligman Frontier         51/71
   Enclose signed letter if more information is required.        __% Managed              12/32 __% Dreyfus Growth & Income   80/90
                                                                 __% Bond                 13/33 __% Dreyfus Socially
                                                                 __% Value Equity         14/34 __%   Responsible             81/91
Name*                                                            __% Capital              15/35 __% Alger Small Cap           82/92
     --------------------------------------------------------    __% Fidelity Asset Mgr   16/36 __% Alger Growth              82/93
        First       Middle      Last      Relationship           __% Fidelity Growth      17/37 __% Alger MidCap              84/94
                                                                 __% Fidelity High Income 18/38 __% Alger Leveraged AllCap    85/95
Percentage [             ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]         __% Fidelity Overseas    19/39 __% Montgomery Emerg. Mkts.   86/96
                                Social Security Number           __% Fidelity Index 500   20/40 __% Montgomery Growth         87/97
Name*                                                                                           __% Berger/BIAM IPT Intern'l  88/98
     --------------------------------------------------------
        First       Middle      Last      Relationship             FIXED ACCOUNT OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)

Percentage [             ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]               ________%   1 Yr. (301)     ________%   7 Yr. (307)
                                Social Security Number                 ________%   3 Yr. (303)     ________%  10 Yr. (310)
=============================================================          ________%   5 Yr. (305)
CONTINGENT BENEFICIARY
                                                                 ---------------------------------------------------------------
Name*                                                            6. PRE-AUTHORIZED CHECK (PAC)**
     --------------------------------------------------------    ---------------------------------------------------------------
        First       Middle      Last      Relationship           [ ] Please check here if you elect this option.

Percentage [             ]   [ ][ ][ ][ ][ ][ ][ ][ ][ ]         I authorize the Company to collect $________(MINIMUM $100/$50-
                                Social Security Number           IRA) starting on____by initiating electronic debit entries to my account.

-------------------------------------------------------------    Select One:       [ ]  Checking       [ ]  Savings
5. FOR CLAFS OFFICE USE ONLY
-------------------------------------------------------------    (PLEASE ATTACH A VOIDED CHECK FOR CHECKING OR DEPOSIT SLIP
To be completed by CLAFS Office/Office of Supervisory            FOR SAVINGS)
Jurisdiction.                                                    -------------------------------------------------------------
Has this application been reviewed by the Office of              7. REPLACEMENT
Supervisory Jurisdiction?                                        -------------------------------------------------------------
             [ ] Yes       [ ] No                                Will this Annuity replace or change any other insurance or annuity?
-------------------------------------------------------------    [ ] No  [ ] Yes (State company and Policy number in "Remarks"
   Authorized Signature                        Date              and attach replacement forms.)
                                                                 -------------------------------------------------------------
-------------------------------------------------------------    9. TYPE OF PLAN (MUST BE COMPLETED)
8. FOR AGENTS ONLY                                               -------------------------------------------------------------
-------------------------------------------------------------    [ ] Non-Qualified                      [ ] IRA Tax Year______
Questions? Contact either your broker/dealer or Investment       [ ] IRA Rollover     [ ] 401(k)        [ ] SEP IRA Tax Year__
Products at (800) 905-1959, ext. 259.                            [ ] Qualified Other  [ ] Keogh (HR-10) [ ] 403(b) If ERISA [ ]
                                                                 [ ] IRA Transfer     [ ] 457           [ ] Other_____________
[ ] Option A   [ ] Option B     [ ] Option C  [ ] Option D

*     Unless subsequently changed in accordance with terms of Policy issued.
**    Unless indicated, will commence on the earliest possible business day.
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10. SERVICE OPTIONS

BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY OTHER POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTION(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS.

/             / TELEPHONE TRANSFER AUTHORIZATION**

I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.

/              / DOLLAR COST AVERAGING**

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $__________ From ____________ Start Date ______________
Stop Date __________ or Number of Transfers  ___________ on a
/ / Monthly      / / Quarterly        / / Semi-Annual    / / Annual basis.


Transfer above amount to:

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

11. REMARKS




/                /   SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)**

Do you have a checking or savings account?  / / Yes    / / No

I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.

Withdraw $ _________ or / / Maximum amount allowed without incurring a Surrender Charge, to Start on ______________.

Stop Date: _______________ or Number of Withdrawals _____________.

Withdraw From:

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

--------------       ---------------       --------------     --------------

Frequency of Withdrawal: / / Monthly  / / Quarterly / / Semi-Annually

Please  / /  Withhold  / / Do Not Withhold Federal Income Taxes.

NOTE: WITHDRAWALS FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.

===============================================================================

/             / PORTFOLIO REBALANCING**

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing:  / / Quarterly   / / Semi-Annually   / / Annually

12. SIGNATURES

STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY. 3) I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 & 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THE POLICY.

/  /  I/We request the Statement of Additional Information.

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
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  Signed in (State)     Date Signed             Signature of Owner/Applicant                 Signature of Joint Owner


-----------------------------------------------------------------------------------------------------------------------------------
  Signature of Annuitant                        Signature of Co-Annuitant                    Signature of Irrevocable Beneficiary
  (if different from Owner)                     (if different from Owner)                    (if designated)

STATEMENT OF AGENT:  I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the
Policy herein applied for; and 3) to the best of my knowledge replacement  / / is    / / is not involved.

FOR CLAFS AGENTS ONLY: You MUST enclose a signed copy of the new CLIENT ACCOUNT WORKSHEET along with this application.

-----------------------------------------------------------------------------------------------------------------------------
    Print Registered Representative/Agent Name            Name of Firm                          Date Signed

-----------------------------------------------------------------------------------------------------------------------------
    Signature of Agent                                    Branch Address

-----------------------------------------------------------------------------------------------------------------------------
    Agent Number                                          State License ID Number               Agent Phone Number
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   ** Unless indicated, will commence on the earliest possible business day.